UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2013

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	1-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (507) 454-5374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 16, 2013, Fastenal Company (the "Company") held its annual meeting of shareholders in Winona, Minnesota (the "Annual Meeting"). As of the record date for the Annual Meeting, there were 296,662,531 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. There were 271,311,379 shares of Common Stock represented in person or by proxy at the Annual Meeting; therefore, a quorum was present. The following is a brief summary of each matter voted upon at the Annual Meeting:

•
Proposal #1 – Election of directors. The election of a board of directors consisting of eleven members to serve until the next regular meeting of shareholders or until their successors have been duly elected and qualified. The voting results were as follows:

Names of Directors	Total Number of Votes For	Total Number of Votes Against	Total Number of Votes Abstaining
Robert A. Kierlin	229,073,954	1,969,535	189,317
Stephen M. Slaggie	229,170,816	1,901,777	160,213
Michael M. Gostomski	219,544,628	11,514,113	174,065
Willard D. Oberton	229,284,062	1,807,642	141,102
Michael J. Dolan	217,948,769	13,091,924	192,113
Reyne K. Wisecup	228,814,917	2,270,872	147,017
Hugh L. Miller	221,265,425	9,674,678	292,703
Michael J. Ancius	227,787,939	3,145,309	299,558
Scott A. Satterlee	221,239,304	9,665,459	328,043
Rita J. Heise	229,882,723	1,056,883	293,200
Darren R. Jackson	229,893,006	1,042,933	296,867
There were 40,078,573 broker non-votes.
Based on the votes set forth above, all of the foregoing persons were duly elected to serve until the next regular meeting of shareholders or until their successors have been duly elected and qualified.

•	Proposal #2 – Ratification of appointment of independent registered public accounting firm for the year ending December 31, 2013. The voting results were as follows:

For	Against	Abstain
260,062,953	11,000,943	247,483

Based on the votes set forth above, the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013 was duly ratified by our shareholders.

•
Proposal #3 – An advisory vote on a non-binding resolution to approve the compensation of Fastenal’s named executive officers as disclosed in the proxy statement for the 2013 Annual Meeting. The voting results were as follows:

For	Against	Abstain
225,563,181	4,894,670	774,955
There were 40,078,573 broker non-votes.
Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of our named executive officers was duly adopted by our shareholders.
Additional information regarding Fastenal Company is available on the Fastenal Company World Wide Web site at www.fastenal.com. FAST-G

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENAL COMPANY

Date: April 19, 2013	/s/ Daniel L. Florness

Daniel L. Florness
Chief Financial Officer